Sales of Businesses	12 Months Ended
Dec. 31, 2023
Discontinued Operations and Disposal Groups [Abstract]
Sales of Businesses	Sales of Businesses
In the second quarter of 2023 the Company sold its logistics businesses (the "divested businesses"). The majority of the logistics business was sold to Flexport, a leading tech-driven global logistics platform. The Company received non-cash consideration in the form of a 13% equity interest on a fully-diluted basis inclusive of warrants and options.

The net assets of the divested businesses had an aggregate carrying amount above their estimated fair value and accordingly, an impairment loss was recorded in operating expenses as "Impairment on sales of Shopify's logistics businesses" in the consolidated statement of operations and comprehensive income (loss), for the year ended December 31, 2023. The components of the sale were as follows:

Goodwill	$(1,438)
Intangible assets	(337)
Net assets and transaction costs	(93)
Non-cash consideration received(1)	528
Impairment on sales of Shopify's logistics businesses	$(1,340)
(1) The value of non-cash consideration received is an estimate and was independently estimated by Shopify by using unobservable inputs, including the investee's revenue growth rates and revenue multiples based on market comparables.
The non-cash consideration was in addition to the Company's existing equity interest in Flexport. The investment in Flexport is accounted for under the equity method investment (see Note 6).